UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant /x/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/   Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/   Definitive Proxy Statement
/_/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to ss.240.14a-12

                           Paragon Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

/X/  No fee required.

/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.
     1)  Title of each class of securities to which transaction applies:
                                                                        --------
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
                                                                     -----------
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                   -------------
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
                                                         -----------------------
         -----------------------------------------------------------------------
     5)  Total fee paid:
                        --------------------------------------------------------
         -----------------------------------------------------------------------

/_/  Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
                                ------------------------------------------------
     2)  Form Schedule or Registration Statement No.:
                                                     ---------------------------
     3)  Filing Party:
                      ----------------------------------------------------------
     4)  Date Filed:
                    ------------------------------------------------------------

                          [PARAGON TECHNOLOGIES LOGO]

                           PARAGON TECHNOLOGIES, INC.
                  600 Kuebler Road, Easton, Pennsylvania 18040
                            Telephone (610) 252-3205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 1, 2006


     The Annual Meeting of Stockholders of Paragon Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Best Western Lehigh Valley Hotel & Conference Center, U.S. Routes 22 and 512, 300 Gateway Drive, Bethlehem, PA 18017 on Tuesday, August 1, 2006, at 9:30 a.m., local time, for the following purposes:

     1. To elect five directors to the Board of Directors; and

     2. To transact such other business as may properly come before the meeting or at any adjournments thereof.

     Only stockholders of record as of the close of business on June 12, 2006 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof. A list of stockholders of the Company entitled to vote at the meeting will be available for inspection by a stockholder at the Annual Meeting and during normal business hours at the Company's corporate offices during the ten-day period immediately prior to the Annual Meeting.












     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.










June 26, 2006                                                 RONALD J. SEMANICK
Easton, Pennsylvania                                                   Secretary

                           [PARAGON TECHNOLOGIES LOGO]

                           PARAGON TECHNOLOGIES, INC.
                  600 Kuebler Road, Easton, Pennsylvania 18040

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 1, 2006


     This Proxy Statement and the accompanying form of proxy are being mailed on or about June 26, 2006 to the stockholders of Paragon Technologies, Inc. (the "Company"). They are being furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the 2006 Annual Meeting of Stockholders to be held at the Best Western Lehigh Valley Hotel & Conference Center, U.S. Routes 22 and 512, 300 Gateway Drive, Bethlehem, PA 18017 on Tuesday, August 1, 2006, 9:30 a.m., local time, and at any adjournments thereof. The cost of such solicitation will be borne by the Company.

     Only the holders of record of the outstanding shares of common stock of the Company on June 12, 2006 will be entitled to vote at the Annual Meeting. A stockholder giving a proxy may revoke it at any time by giving written notice of such revocation to the Secretary of the Company before it is exercised. A proxy may also be revoked by executing a later proxy or by attending the Annual Meeting and voting in person, provided written notice of such actions are given to the Corporate Secretary of the Company before the proxy is exercised.

     At the close of business as of the above record date, there were outstanding and entitled to vote 3,477,100 shares of the Company's common stock. Each holder of shares entitled to vote has the right to one vote for each share standing in the holder's name on the books of the Company.

     The shares represented by each properly executed proxy will be voted in the manner specified by the stockholder. If instructions are not given, the shares will be voted by the persons named in the accompanying proxy for the election of directors as specified below and in their discretion on any other matters properly coming before the meeting.

     Under Delaware law and the Company's Bylaws, the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast will constitute a quorum for the purposes of the Annual Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining the presence of a quorum. Directors are elected by a plurality of the votes cast at the meeting. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote for the election of directors.





June 26, 2006

                              QUESTIONS AND ANSWERS
                            ABOUT THE ANNUAL MEETING


Why am I receiving this proxy statement and proxy card?
     You are receiving a proxy statement and proxy card because you own shares of our common stock. This proxy statement and proxy card relates to the Company's 2006 Annual Meeting of Stockholders to be held on August 1, 2006 and at any adjournment of that meeting. This proxy statement describes the matters on which we would like you, as a stockholder, to vote. It also gives you information on these matters so that you can make an informed decision.


What information is contained in this proxy statement?
     The information included in this proxy statement relates to the election of five members of the Board of Directors to be voted on at the Annual Meeting, procedures for voting at the Annual Meeting, and other information required by federal securities laws.


Who is soliciting my proxy?
     The Board of Directors is soliciting your proxy for use at the Annual Meeting.


What am I voting on?
     You are voting for the election of five members of the Board of Directors and any other matter brought before the meeting in accordance with law and our bylaws.


Who is entitled to vote?
     Holders of shares of common stock outstanding on the Company's books at the close of business on June 12, 2006, the record date for the Annual Meeting, may vote. There were 3,477,100 shares of common stock outstanding at that time.


How many votes do I have?
     You have one vote for each share of common stock you hold as of the record date for the Annual Meeting.


What vote is required to elect directors?
     The Board of Directors are elected by a plurality of votes, which means that the five nominees receiving the highest number of votes will serve as members of the Board of Directors until their successors have been elected and qualified.


Can I make a nomination?
     You can not make a nomination for this Annual Meeting of Stockholders. Nominations of directors which are intended to be presented at the 2007 Annual Stockholders' Meeting must be received by the Company no later than February 27, 2007, in order to be included in the 2007 proxy materials.

     With respect to nominations of directors not included in the Company's proxy statement, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Bylaws (the "Bylaw Deadline"). Under the Company's Bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive offices of the Company no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting. If the date of next year's Annual Meeting is earlier than July 2, 2007 or later than September 30, 2007, however, your written notice of intent must be delivered between the 120th day before next year's Annual Meeting and the later of the 90th day before next year's Annual Meeting, or the 10th day after the Company's first public announcement of next year's Annual Meeting date. The stockholder's notice must set forth the information required by the Bylaws.

                              QUESTIONS AND ANSWERS
                            ABOUT THE ANNUAL MEETING
                                   (Continued)


Can I make a nomination?  (Continued)
     The Nominating Committee will consider nominees for election to the Board that are timely recommended by stockholders provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of Chairman, Nominating Committee, at the Company's address at Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040, and should not include self-nominations.
     Section 2.1.2 of the Company's Bylaws contains provisions setting forth the requirements applicable to a stockholder nomination for director. These requirements are summarized in this Proxy Statement under the caption "2007 Stockholder Proposals."


How do I vote?
     After carefully reading and considering the information contained in this proxy statement, you may cast your vote in one of the following ways:
       o by completing the accompanying proxy card and returning it in the enclosed envelope; or
       o by appearing and voting in person at the Annual Meeting.
     If your shares are held in "street name," which means that your shares are held in the name of a bank, broker, or other financial institution instead of in your own name, you must either direct the financial institution as to how to vote your shares or obtain a proxy from the financial institution to vote at the Annual Meeting.


What if I don't indicate my voting choices?
     If the Company receives your proxy in time to permit its use at the Annual Meeting, your shares will be voted in accordance with the instructions you indicate. If you do not indicate instructions and have not indicated otherwise, your shares will be voted as recommended by Paragon's Board of Directors. More particularly, your shares will be voted FOR the election of the director nominees listed in this proxy statement.


How does discretionary voting apply?
     The Company is not aware of any matter that will be properly presented for consideration at the Annual Meeting other than what is described in this proxy statement. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy.


May I change my vote?
     After mailing in your proxy, you may change your vote by following any of these procedures. If you are a stockholder "of record," meaning that the shares you own are registered in your name as of June 12, 2006, then to revoke your proxy, you must do one of the following before the vote is taken at the Annual
Meeting:
       o send written notice revoking your proxy to the Corporate Secretary at Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040; or
       o  sign and return a proxy with a later date.
     If you are not a holder of record but you are a "beneficial holder," meaning that your shares are registered in another name (for example, in "street name"), you must follow the procedures required by the holder of record, which is usually a brokerage firm, bank, or other financial institution, to revoke a proxy. You should contact the holder of record directly for more information on these procedures. In any event, you may not change your vote or revoke your proxy after the vote is taken at the Annual Meeting.

                              QUESTIONS AND ANSWERS
                            ABOUT THE ANNUAL MEETING
                                   (Continued)


How do I vote in person?
     If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot when you arrive. If your shares are held in "street name," you must bring a letter from the brokerage firm or bank showing that you were the beneficial owner of the shares on June 12, 2006, the record date for determining which of our stockholders are entitled to notice of, and to vote at, the Annual Meeting, in order to vote at the Annual Meeting. In addition, if you want to vote your shares that are held in street name, you must obtain a "legal proxy" from the holder of record and present it at the Annual Meeting.


How does the Board of Directors recommend that I vote?
     The Board of Directors recommends that you vote "FOR" each of the director nominees.


What does it mean if I receive more than one set of proxy materials?
     Receiving multiple sets of proxy soliciting materials generally means that your shares are registered in different ways or are held in more than one account. Please respond to all of the proxy requests to ensure that all your shares are voted.


What constitutes a quorum at the Annual Meeting?
     A majority of the outstanding shares entitled to vote on a matter, whether present in person or by proxy, constitutes a quorum for consideration of that matter at the Annual Meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count towards the quorum if you give us your proxy by signing, dating, and returning a proxy form. As a result, it is important that you return your proxy.


Who counts the votes?
     Representatives of our Transfer Agent, American Stock Transfer and Trust Company, will tabulate the votes.


Who pays the costs of soliciting proxies?
     The Company will pay all the costs of soliciting management proxies. Brokerage firms, custodians, nominees, fiduciaries, and other intermediaries are being asked to forward the proxy soliciting materials to beneficial owners of the Company's common stock and to obtain their authority to give proxies. The Company will reimburse these intermediaries for their reasonable expenses upon request. Alternatively, the Company may engage a proxy solicitation firm to distribute the proxy soliciting materials. If applicable, the Company will compensate such proxy soliciting firm for all fees and costs associated with its distribution of the proxy soliciting materials.
     In addition to mailing proxy soliciting materials, the Company's directors, officers, and regular employees may solicit proxies personally, by telephone, or by other means. They will not receive additional compensation for these services, other than normal overtime pay, if applicable. Representatives of the Company's transfer agent may also solicit proxies.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS


     The following table sets forth certain information as of June 12, 2006 (unless otherwise noted) regarding the ownership of common stock (i) by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding common stock, (ii) by each director or nominee for election as a director of the Company, (iii) by the executive officers of the Company named in the Summary Compensation Table (included elsewhere in this Proxy Statement), and (iv) by all current executive officers and directors of the Company as a group. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.

                                                                Right to
                                              Number of       Acquire Under
                                                Shares           Options
                                             Beneficially      Exercisable        Percentage
           Beneficial Owner (1)                 Owned         Within 60 Days      of Class (2)
-------------------------------------------  ------------     --------------      ------------

Emerald Advisers, Inc. (3)..............        919,065                 -             26.4%
   1703 Oregon Pike
   Suite 101
   Lancaster, PA  17601

L. Jack Bradt (4).......................        220,324                 -              6.3%
   580 Riverwoods Way
   Bethlehem, PA  18018

Joel L. Hoffner (5).....................          7,000                 -               *

Theodore W. Myers (6)...................         26,200            10,000              1.0%

Anthony W. Schweiger ...................         10,050            10,000               *

Leonard S. Yurkovic.....................         19,000            10,000               *

William J. Casey (5)....................          2,500                 -               *

John F. Lehr (5)........................          2,500                 -               *

Ronald J. Semanick (5)..................         17,048             2,535               *

All current directors and
   executive officers as a group
   (8 persons) (4) (5) (6)..............        304,622            32,535              9.6%

-----------------------------------------
*Represents less than 1%.
(1) Unless otherwise indicated, the address for each stockholder listed on the table is c/o Paragon Technologies, Inc., 600 Kuebler Road, Easton, Pennsylvania 18040.
(2) The percentage for each individual, entity or group is based on the aggregate number of shares outstanding as of June 12, 2006 (3,477,100) and all shares issuable upon the exercise of outstanding stock options held by each individual or group that are presently exercisable or exercisable within 60 days after June 12, 2006.
(3)  This information is presented in reliance on information disclosed in a
     Schedule 13G/A filed with the Securities and Exchange Commission on January 31, 2006.
(4) Includes 51,262 shares held by members of Mr. Bradt's immediate family. Mr. Bradt disclaims beneficial ownership of such shares.
(5) Includes non-vested shares awarded on March 8, 2006 under the Company's 1997 Equity Compensation Plan to Messrs. Hoffner (5,000 shares), Casey (2,500 shares), Lehr (2,500 shares), and Semanick (2,500 shares).
     The non-vested stock grants vest on March 8, 2010, the four-year anniversary date of the grants.
(6)  Includes 2,800 shares held by members of Mr. Myers' immediate family.
     Mr. Myers disclaims beneficial ownership of such shares.

                              ELECTION OF DIRECTORS


     At the meeting, five nominees will stand for election as directors of the Company to hold office for a period of one year or until their successors have been elected and qualified.

     If the enclosed proxy is duly executed and received in time for the meeting, the persons named therein will vote the shares represented thereby for the five persons nominated for election as directors unless authority is withheld.

     If any nominee should refuse or be unable to serve, the proxy will be voted for such other person as shall be designated by the Board of Directors. Management has no knowledge that any of the nominees will refuse or be unable to serve.

     Information concerning the nominees for election as directors is set forth below:

                Name, Other Positions or Offices With The Company                    Director
                  and Principal Occupation for Past Five Years                         Since     Age
----------------------------------------------------------------------------------   --------    ---

L. Jack Bradt....................................................................      1958      78
L. Jack Bradt was the founder in 1958,  and for 30 years until his  retirement in
  1987,  President  and  CEO  of  SI  Handling  Systems,  Inc.,  renamed  Paragon
  Technologies,  Inc. shortly after the Company  acquired  Ermanco  Incorporated.
  Mr. Bradt has  continued as a director of the Company since its  inception.  He
  is  active  as  a  director  in  a  number  of  local,   state,   and  national
  organizations involved in business, education, human services, and government.

Joel L. Hoffner..................................................................      2005      61
Joel L. Hoffner  became  President and CEO of the Company on January 1, 2006, and
  director of the Company on September 20, 2005.  Mr. Hoffner  previously  served as  Vice  President  of  Product  Management  (June  1992  - June  1995),  Vice
  President  of  Engineering   (May  1987  -  January  1988),   and  Director  of
  Engineering  (July  1985 - May  1987) at SI  Handling  Systems,  Inc.,  renamed
  Paragon   Technologies,   Inc.  shortly  after  the  Company  acquired  Ermanco
  Incorporated.  In  1993,  Mr.  Hoffner  also  served  as  CEO  and  founder  of
  SI/BAKER,  INC., a joint venture between the Company and Automated Prescription
  Systems,  Inc.  that  provided  order  fulfillment  systems  to the mail  order pharmacy market.

  In 1995, Mr. Hoffner became the President of E&E Corporation, and through
  December 31, 2005 he was the Managing Director of The QTX Group. Both companies provided consultative due diligence and enterprise evaluation services to investment banking institutions worldwide, to process and manufacturing industries, and to warehousing and distribution operations. Mr.
  Hoffner had been a consultant to SI Handling Systems, Inc. and Paragon
  Technologies for various marketing and business evaluation assignments during the last ten years.

Theodore W. Myers................................................................      2002      62
Theodore W. Myers is the  Chairman  of the Board of the Company  since June
  2002. Mr. Myers retired from Tucker Anthony Sutro, an investment banking firm, where he was First Vice President and Branch Manager of the Phillipsburg, New
  Jersey satellite office, where he served from 1991 to 2000.

                Name, Other Positions or Offices With The Company                    Director
                  and Principal Occupation for Past Five Years                         Since     Age
----------------------------------------------------------------------------------   --------    ---

Anthony W. Schweiger.............................................................      2001      64
Anthony  W.  Schweiger  is  President  and  CEO of The  Tomorrow  Group,  LLC,  a
   governance  and  management  consultancy.  He is also  Managing  Principal  of
   e-brilliance,  LLC, a software and IT education  consultancy.  Mr. Schweiger's business experience includes governance oversight,  capital market management, risk management, technology, and strategic planning.

   Since 1992, he has been a director and Governance Chair of Radian Group Inc., a NYSE traded global provider of credit enhancement products. He also serves on Radian's Compensation and Investment Committees. Between 2004 and 2005, Mr.
   Schweiger was a director and Audit Chair and Governance Chair of United
   Financial Mortgage Corp. In his capacity as a consultant, Mr. Schweiger advises various service and technology businesses on governance, operational, and strategic issues.


Leonard S. Yurkovic..............................................................      2002      68
Leonard S. Yurkovic  returned to the Company as President and CEO in October 2003 and retired from the Company as President and CEO on December 31, 2005. Mr.
  Yurkovic started with the Company in 1979 as Vice President - Finance.
  Throughout the 1980s, Mr. Yurkovic was appointed to several executive-level positions at the Company, having been named President and Chief Operating
  Officer in 1985, Managing Director of European Operations in 1987, and then
  President and Chief Executive Officer in 1988. Mr. Yurkovic originally retired from the Company as CEO and a member of the Board of Directors in 1999.



       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                   FIVE NOMINEES AS DIRECTORS OF THE COMPANY.

                    ADDITIONAL INFORMATION CONCERNING CERTAIN
                            DIRECTORS AND COMMITTEES


     The Board of Directors performs certain of its functions through committees. Set forth below is description of the functions of those committees and the members of the Board serving on such committees.

     There are four standing committees of the Board of Directors: the Audit Committee, the Compensation Committee, the Committee on Strategic Alternatives, and the Nominating Committee. The following table lists the current members of each committee:

--------------------------------------------------------------------------------------------------------------------------------
                                                                       Committee on
              Audit                      Compensation                    Strategic                       Nominating
            Committee                      Committee                    Alternatives                     Committee
--------------------------------------------------------------------------------------------------------------------------------
Anthony W. Schweiger (Chair)       Anthony W. Schweiger (Chair)     Theodore W. Myers (Chair)      Theodore W. Myers (Chair)
L. Jack Bradt                      L. Jack Bradt                    L. Jack Bradt                  L. Jack Bradt
Theodore W. Myers                  Theodore W. Myers                Anthony W. Schweiger           Anthony W. Schweiger
--------------------------------------------------------------------------------------------------------------------------------


Audit Committee
---------------
     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and the Company's accounting and financial reporting processes generally. Consistent with this function, the Audit Committee encourages continuous improvement of, and fosters adherence to the Company's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, review and appraise the audit efforts of the Company's independent registered public accountants, and provide an open avenue of communication among the independent registered public accountants, financial and senior management, and the Board of Directors. The Audit Committee approves the engagement of the independent registered public accountants and also approves the scope of the annual audit and any non-audit services provided by such independent registered public accountants. It reviews with the independent registered public accountants the results of the review of the quarterly financial statements, the annual audit, and the year-end financial statements. A copy of the Audit Committee Charter is attached as Exhibit C to this Proxy Statement.

     During the fiscal year ended December 31, 2005, the Audit Committee was comprised of Mr. Schweiger, Chairman, and Messrs. Bradt and Myers. The current members of the Audit Committee are Mr. Schweiger, Chairman, and Messrs. Bradt and Myers. Each of the members of the Audit Committee is considered "independent" within the meaning of the rules of the American Stock Exchange and the Securities and Exchange Commission. The Board of Directors has further determined that all of the Audit Committee members are "financially literate," and that based on Mr. Schweiger's education, his previous experience as a chief financial officer and chief executive officer, his participation on other audit committees, and his professional experience, Mr. Schweiger is an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission and, therefore, Mr. Schweiger qualifies as a financially sophisticated audit committee member within the meaning of the rules of the American Stock Exchange. No member of the Audit Committee simultaneously serves on the audit committees of more than three public companies.

Compensation Committee
----------------------
     The Compensation Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Compensation Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is attached as Appendix A to this Proxy Statement. The Compensation Committee reviews and recommends to the Board of Directors matters with respect to the remuneration arrangements for officers and directors of the Company including salaries and other direct compensation, restricted and non-vested stock grants, and incentive stock option awards. During the fiscal year ended December 31, 2005, the Compensation Committee was comprised of Mr. Shulman, Mr. Bradt, Mr. Schweiger, and Mr. Myers. Mr. Shulman served on the Compensation Committee until his resignation in August 2005, at which time Mr. Myers became a member of the Compensation Committee. The current members of the Compensation Committee are Mr. Schweiger, Chairman, and Messrs. Bradt and Myers.


Committee on Strategic Alternatives
-----------------------------------
     The Committee on Strategic Alternatives' responsibilities include, but are not limited to such matters as assessing alternate uses of capital and studying strategic alternatives to enhance stockholder value. During the fiscal year ended December 31, 2005, the Committee on Strategic Alternatives was comprised of Mr. Myers, Mr. Bradt, Mr. Shulman, and Mr. Schweiger. Mr. Shulman served on the Committee on Strategic Alternatives until his resignation in August 2005, at which time Mr. Schweiger became a member of the Committee on Strategic Alternatives. The current members of the Committee on Strategic Alternatives are Mr. Myers, Chairman, and Messrs. Bradt and Schweiger.

     The Company is currently exploring various business strategies designed to enhance the value of the Company's assets for its stockholders. The Company is continuing to evaluate and actively explore a range of possible options, including transactions intended to provide liquidity and maximize stockholder value, and consider the acquisition of complementary assets and/or businesses. The Company may not be able to effect any of these strategic options on favorable terms or at all.

Nominating Committee
--------------------
     The Nominating Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Nominating Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is available on the Company's website, www.ptgamex.com, and is also attached as Appendix B to this Proxy Statement. The members of the Nominating Committee are Mr. Myers, Chairman, and Messrs. Bradt and Schweiger, each of whom is independent, as that term is defined in the listing standards of the American Stock Exchange.

     The Nominating Committee functions include establishing the criteria for recommending candidates to the Board for nomination; actively seeking candidates who meet those criteria; and making recommendations to the Board of nominees to fill vacancies on, or as additions to, the Board.

     The Nominating Committee has not established specific, minimum qualification standards for nominees to the Board. From time to time, the Nominating Committee may identify certain skills or attributes (e.g., material handling industry experience, technology/ information/data systems experience, financial experience, sales and marketing experience, independence, character, leadership) as being particularly desirable for specific director nominees.

     In the case of potential independent director candidates, such eligibility criteria shall be in accordance with Securities and Exchange Commission and American Stock Exchange rules.

     The Nominating Committee will conduct an annual assessment of the composition of the Board and its committees and review with the Board the appropriate skills and characteristics required of Board members. The Nominating Committee may rely upon third-party search firms to identify Board candidates. The Nominating Committee also expects to rely upon recommendations from a wide variety of its business contacts, including current executive officers, directors, community leaders, and stockholders as a source for potential board candidates.

     The Nominating Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm, fees, and other retention terms. The Nominating Committee has not engaged, or paid any fees to, a search firm in connection with the nomination of any of the directors for election at the Annual Meeting of Stockholders covered by this Proxy Statement; however, the Nominating Committee recently engaged a third party search firm to identify potential Board candidates to be considered for election to the Board at some future time if and when vacancies arise.

     The Nominating Committee will consider nominees for election to the Board that are timely recommended by stockholders provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of Chairman, Nominating Committee, at the Company's address at Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040, and should not include self-nominations.

     Section 2.1.2 of the Company's Bylaws contains provisions setting forth the requirements applicable to a stockholder nomination for director. These requirements are summarized in this Proxy Statement under the caption "2007 Stockholder Proposals."

     Each of the current nominees for director listed under the caption "ELECTION OF DIRECTORS" is an existing director standing for re-election. In connection with the 2006 Annual Meeting of Stockholders, the Nominating Committee did not receive any recommendation for a candidate from any stockholder or group of stockholders owning more than 5% of the Company's common stock.

                         ------------------------------

     There were six meetings of the Audit Committee, two meetings of the Compensation Committee, three meetings of the Committee on Strategic Alternatives, and one meeting of the Nominating Committee during the year ended December 31, 2005. Also, the entire Board continues to work together to provide an expanded and ongoing effort relating to the responsibilities of the Committee on Strategic Alternatives. The Board of Directors met six times during the year ended December 31, 2005. Each director attended all of the meetings of the Board of Directors and committees of the Board of Directors on which he served.

     Independent directors meet in executive session (where no members of management shall be present) at least once annually.

Communication with Directors
----------------------------
     The Company's Annual Meeting of Stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Company's Board of Directors on matters relevant to the Company. Each of the Company's directors is requested to personally attend the Annual Meeting of Stockholders. All of the Company's directors attended the Company's 2005 Annual Meeting of Stockholders and are expected to attend the 2006 Annual Meeting of Stockholders. In addition, stockholders may, at any time, communicate in writing with the Chairman of the Nominating Committee, or non-management directors as a group, by sending such written communication to the attention of Chairman, Nominating Committee, at the Company's address at Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040, (fax (610) 252-3102).

     Copies of written communications received at such address will be provided to the Chairman of the Nominating Committee or the non-management directors as a group unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company's business, or communications that relate to improper or irrelevant topics.

                         ------------------------------

                            COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company receive no additional remuneration for their services as directors. The Chairman of the Board of Directors and other non-employee directors receive an annual retainer of $24,000 and $12,000, respectively; a fee of $1,500 for each Board meeting attended; a fee of $600 per day for all Company-related activities undertaken at the request of the Chairman of the Board or the Chief Executive Officer of the Company; a fee of $300 per interview for all Company-related activities undertaken in connection with interviewing qualified candidates to fill vacancies in key positions within the Company; and a fee of $250 for each Board Meeting held by telephone conference.

     The Chairman of the Audit Committee receives an annual retainer of $5,000, and directors are paid for serving on Committees of the Board of Directors. Committee members receive a fee of $250 for each Committee Meeting held by telephone conference, a fee of $250 for each Committee Meeting held in conjunction with a Board Meeting, and a fee of $1,500 for each Committee Meeting except those held in conjunction with a Board Meeting. Directors are also reimbursed for their customary and usual expenses incurred in attending Board and Committee Meetings including those for travel, food, and lodging.

     Effective February 20, 2006, the Board of Directors made the following changes to Board of Directors' compensation relating to Meeting fees: non-employee directors serving on Committees of the Board of Directors receive meeting fees of $1,500 for Audit Committee Meetings and $1,000 for all other Committee Meetings of the Board of Directors. The Chairman of the Board and other non-employee directors receive a fee of $1,500 for each Board Meeting attended. There is no longer a differentiation in fees for Board Meetings or Committee Meetings held by telephone conference.

     The Company permits its directors, at their election, to defer receipt of payment of directors' fees. During the year ended December 31, 2005, no directors' fees were deferred. Deferred directors' fees accrue interest at the prime rate of interest charged by the Company's principal bank or may be invested in units equivalent to shares of common stock of the Company. During the year ended December 31, 2005, distributions under the Directors' Deferred Compensation Plan totaled $47,829.

     Under the Company's 1997 Equity Compensation Plan, directors are eligible to receive grants of stock options at the discretion of the Company's Board of Directors. No grant of stock options was made to any of the directors in 2005.

                         ------------------------------

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH ON PAGE 18 SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for Audit Committee members contained in the applicable rules of the Securities and Exchange Commission and standards of the American Stock Exchange. The Audit Committee acts under a Charter adopted by the Board. A copy of the Charter is attached to this Proxy Statement as Appendix C.

     Management is responsible for the Company's internal controls and the financial reporting process. KPMG LLP, the Company's independent registered public accountants, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with U.S. generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In performing these responsibilities, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements with management and KPMG LLP. The Audit Committee discussed with KPMG LLP matters required to be discussed by the Statement on Auditing Standards No. 61, "Communication with Audit Committees." KPMG LLP also provided to the Audit Committee the letter and written disclosures required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with KPMG LLP the matter of the firm's independence.

     Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.

                                   Current Members of the Audit Committee:
                                      Anthony W. Schweiger, Chairman
                                      L. Jack Bradt
                                      Theodore W. Myers

                         ------------------------------


                             EXECUTIVE COMPENSATION


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is currently comprised of Mr. Schweiger, Chairman, and Messrs. Bradt and Myers. Mr. Bradt was formerly the CEO of the Company until his retirement in 1987. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy and Practices

     It is the Company's policy to offer competitive compensation opportunities for its employees based on a combination of factors, including corporate performance and individual contribution to the business consistent with corporate needs and objectives.

     The Compensation Committee of the Company, whose members are identified above, annually reviews and recommends compensation for the Company's executive officers to the Board of Directors. The annual compensation review permits an ongoing evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies and recommendations of a third party consultant. A portion of executive officers' total compensation is dependent upon the Company's annual financial performance, including orders, sales, gross profit, operating income, EBITDA, return on equity, earnings per share, and effective management of the Company's operations.

     Salaries for executive officers are determined with reference to a position rate for each officer. The position rates are determined annually by evaluating the responsibilities of the position and taking into consideration, among other things, salaries paid to other executives in comparable positions in comparably sized companies, levels of experience, and job responsibilities. The Compensation Committee determines adjustments to executive officer salary based on the recommendation of the Chief Executive Officer. The salary adjustment recommendations are based on performance criteria such as financial performance, strategic decisions, personnel development, individual performance, and potential of the individual in the job. The Company regards salaries as a base for compensation and relies on the bonus opportunity, restricted and non-vested stock grants, and stock options to fairly reward performance and build shareholder value.

     During 2005, the Compensation Committee retained an independent third party compensation consultant to provide a competitive analysis of compensation levels paid to the Company's officers and directors. Based on a review of the consultant's analysis, the Compensation Committee determined and approved salaries for the Company's officers as well as fees paid to directors. Compensation approved by the Compensation Committee for the Company's officers and directors was then recommended for approval and approved by the Company's Board of Directors.

     The Compensation Committee awards bonuses to the Company's executive officers pursuant to an existing Management Incentive Plan. The bonus amounts for executive officers are at risk and may vary from year to year. Bonuses are awarded after the close of each year to the executive officers, based upon the Company's financial performance, primarily the attainment of orders, sales, gross profit, operating income, EBITDA, return on equity, and earnings per share goals. No executive officer is assured of any minimum bonus. However, in the event the Company does not reach its financial objectives, the Board of Directors has discretionary authority to award bonuses based on an executive officer's individual performance and personal contribution to the business.

     There are four basic elements to executive officer compensation: salary, bonus, restricted and non-vested stock grants, and stock options. The restricted and non-vested stock grants and stock option program reward executive officers for successful long-term strategic management and enhancement of stockholder value by providing an opportunity to acquire equity ownership in the Company stressing both annual and long-term performance, loyalty, and supporting a performance-oriented environment which allows the Company to attract and retain qualified management personnel. The Compensation Committee believes equity ownership in the Company by management aligns the interests of stockholders and management. The Compensation Committee may grant restricted and non-vested stock and stock options each year to executive officers and other employees based on a variety of factors, including the financial performance of the Company and an assessment of personal contribution. Stock options are granted with an exercise price equal to the market price of the Company's common stock on the date of grant, vest over a period of four years, and expire after five or seven years. The options provide value to the recipients as the price of the Company's stock appreciates from the date when the options were granted. Historically, stock options have been granted based on position rate. The Compensation Committee did not award any bonuses, restricted and non-vested stock grants, or grant any stock options in 2005.

     On March 8, 2006, the Compensation Committee granted a total of 12,500 stock options and 12,500 shares of non-vested stock to its executive officers. The stock options, with a term of seven years, become exercisable in increments of 25% on the anniversary date of grant; thus, at the end of four years, the options are fully exercisable. The non-vested stock grants are subject to forfeiture if employment is terminated prior to March 8, 2010.


CEO Compensation

     In October 2003, Mr. Yurkovic was hired as the Company's President and CEO at a salary of $212,160 per annum. The compensation paid to Mr. Yurkovic was arrived at through negotiations with Mr. Yurkovic. Mr. Yurkovic's compensation was set in an effort to provide him with compensation acceptable to an executive of his caliber and experience based on the Compensation Committee's assessment of Mr. Yurkovic's ability and dedication to provide the leadership and vision necessary to enhance the Company's long-term value. The Compensation Committee believes that, as compared to most other public companies, the salary paid to Mr. Yurkovic was modest, but generally competitive with like-size companies in the region. Mr. Yurkovic retired from his position as President and CEO of the Company on December 31, 2005. Mr. Yurkovic did not have an employment agreement while he was employed with the Company.

Salary
------
     Subsequent to the year ended December 31, 2004, Mr. Yurkovic's performance was reviewed by the Compensation Committee and discussed with the Board of Directors and Mr. Yurkovic. The Compensation Committee determined that a $6,364 or 3% increase in the Chief Executive Officer's base salary to $218,524 effective March 1, 2005 was appropriate in light of the Company's strong balance sheet, net earnings performance for fiscal 2004, strong backlog at the end of fiscal 2004, his significant role in the Company's operations, and his efforts to increase the Company's visibility in the material handling marketplace.

Bonuses and Stock Options
-------------------------
     The Compensation Committee did not grant any bonuses, restricted and non-vested stock, or stock options to Mr. Yurkovic or any other employees during the year ended December 31, 2005.


Conclusion

     The Company's executive compensation program is designed to link the performance of management to accomplishing both short and long-term earnings goals, building stockholder value, and personal contribution to the business. The individual elements together provide compensation that is well suited for the Company. The management team understands the linkage of operating performance, personal contribution to the business, and their own compensation.

     The foregoing constitutes the report of the Compensation Committee of the Board of Directors for the Company's year ended December 31, 2005.

                     Respectfully submitted,

                     COMPENSATION COMMITTEE:  Anthony W. Schweiger, Chairman
                                              L. Jack Bradt
                                              Theodore W. Myers

                         ------------------------------

                             EXECUTIVE COMPENSATION

     Set forth below is certain information relating to compensation received by the Company's Chief Executive Officer and the other executive officers (the "Named Executive Officers") of the Company.


                           Summary Compensation Table
                           --------------------------

                                                                             Long Term
                                                                                Comp.
                                                                           -------------
                                                                               Awards
                          Fiscal                           Other Annual    -------------      All Other
                           Year       Salary      Bonus    Compensation    Stock Options    Compensation
 Name and Position        Ended       ($)(1)       ($)        ($)(2)           (#)(3)           ($)(4)
-------------------      --------    --------    -------   ------------    -------------    ------------


Leonard S. Yurkovic      12/31/05    $217,423     $   -       $ 9,600           -             $ 32,661
   President and         12/31/04     212,160         -         9,600           -               28,838
   Chief Executive       12/31/03      48,960         -         2,215           -                7,894
   Officer (5)

William J. Casey         12/31/05     138,789         -         9,600           -                5,552
   Executive Vice        12/31/04     123,023         -         9,600           -                5,161
   President (6)         12/31/03           -         -             -           -                    -

John F. Lehr             12/31/05     104,423         -         7,569           -               26,000
   Vice                  12/31/04           -         -             -           -                    -
   President (7)         12/31/03           -         -             -           -                    -

Ronald J. Semanick       12/31/05     123,743         -         9,600           -                4,950
   Vice President -      12/31/04     119,755         -         9,600           -                4,967
   Finance, Chief        12/31/03     112,236         -         9,969           -                4,843
   Financial Officer,
   and Treasurer

Leon C. Kirschner        12/31/05     165,964         -         6,400           -                1,983
   Chief Operating       12/31/04     272,328         -         9,600           -                2,050
   Officer and           12/31/03     260,545         -         9,600           -                2,000
   President of
   Ermanco
   Incorporated (8)

(1) This column includes employee pre-tax contributions to the Company's 401(k) retirement savings plans.

(2) This column consists of an auto allowance for the business usage of personal automobiles. The monthly auto allowance is $800.

(3) Options become exercisable in increments of 25% on the anniversary date of the grant. Thus, at the end of four years the options are fully exercisable. All options have a term of five or seven years.

(4) This column includes the amounts expensed for financial reporting purposes for Company contributions to the Company's 401(k) retirement savings plans pertaining to basic, matching, and profit sharing contributions for all Named Executive Officers. This column includes meals and lodging expenses of $16,905, $20,515, and $6,262 for 2005, 2004, and 2003, respectively, for
     Mr. Yurkovic while away from his Maryland residence and working at the Company's headquarters in Easton, Pennsylvania. This column also includes the payment of unused vacation of $10,086 paid to Mr. Yurkovic upon his retirement, and the payment of commissions of $26,000 to Mr. Lehr.

(5) Mr. Yurkovic became President and Chief Executive Officer of the Company in October 2003. His fiscal year 2003 compensation represents compensation from October 2003 through December 2003. Mr. Yurkovic retired from his position as President and CEO of the Company on December 31, 2005.



                                       15



(6) Mr. Casey rejoined the Company December 29, 2003 and became Executive Vice President of the Company on October 14, 2005. His fiscal year 2005 compensation represents compensation for the entire fiscal year 2005.

(7) Mr. Lehr joined the Company on April 18, 2005 and became a Vice President of the Company on October 14, 2005. His fiscal year 2005 compensation represents compensation from April 2005 through December 2005.

(8) Mr. Kirschner, who also served as the Chief Executive Officer of the Company's former wholly owned subsidiary, Ermanco Incorporated, resigned as an officer and employee of the Company on August 5, 2005, the day on which the Company completed its sale of substantially all of the assets and liabilities of Ermanco Incorporated. His fiscal year 2005 compensation represents compensation from January 1, 2005 through August 5, 2005.


Stock Options Granted to Named Executive Officers During The Year Ended December 31, 2005.

     There were no options for the purchase of the Company's common stock awarded to the Named Executive Officers during the year ended December 31, 2005.


Stock Options Exercised During the Year Ended December 31, 2005 and Held by Named Executive Officers as of December 31, 2005.

     The following table sets forth certain information regarding options for the purchase of the Company's common stock that were exercised and/or held by the Company's Named Executive Officers during the year ended December 31, 2005.

         Aggregated Option Exercises in the Year Ended December 31, 2005
                           and Year-End Option Values

                              # of                      Number of Shares Covered        Value of Unexercised
                             Shares                    By Unexercised Options at       In-The-Money Options at
                            Acquired                       December 31, 2005              December 31, 2005
                               On          Value              Exercisable/                  Exercisable/
          Name              Exercise     Realized            Unexercisable                  Unexercisable
-----------------------------------------------------------------------------------------------------------------
Leonard S. Yurkovic             -         $      -           7,500/2,500                   $  13,725/4,575

William J. Casey                -                -               - / -                           - / -

John F. Lehr                    -                -               - / -                           - / -

Ronald J. Semanick           14,548 (1)     84,331               2,535/0                           6,211/0

Leon C. Kirschner            25,000 (2)    122,375               - / -                           - / -

(1) On August 16, 2005, Mr. Semanick acquired 14,548 shares of common stock by exercising 14,548 options to obtain the shares.

(2) On September 1, 2005, Mr. Kirschner acquired 25,000 shares of common stock by exercising 25,000 options to obtain the shares.

Executive Officer Severance Policy

     The Company has an Executive Officer Severance Policy (the "Policy") for executive officers without an employment agreement, which applies in the event that an executive officer is terminated by the Company for reasons other than for cause. Under the Policy, executive officers will receive one week's regular straight-time pay based on their years of service with the Company in accordance with the following schedule:

-------------------------------------------------------------------------------------------------
                                                                                Severance Pay
                             Years of Service                                      (Weeks)
-------------------------------------------------------------------------------------------------
1 year of service or less                                                         13 Weeks

Greater than 1 year of service, but less than 7 years of service                  26 Weeks

Greater than 7 years of service, but less than 14 years of service                39 Weeks

Greater than 14 years of service or CEO of the Company                            52 Weeks
-------------------------------------------------------------------------------------------------

     During the aforementioned severance payout period, the Company will provide the executive officer continued medical coverage in accordance with the same terms offered during employment. The Company will also provide executive outplacement services for terminated executive officers.


Certain Relationships and Related Transactions

     On September 20, 2005, the Board of Directors of the Company, upon the recommendation of the Board's Nominating Committee, unanimously voted to elect Mr. Joel L. Hoffner as a Director of the Company to fill the vacancy created by the resignation of Mr. Steven Shulman on August 8, 2005. Mr. Hoffner had been a consultant to SI Handling Systems, Inc. and Paragon Technologies for various marketing and business evaluation assignments during the last ten years. From September 1, 2005 through December 31, 2005, Mr. Hoffner provided consulting services related to the Company's corporate development pursuant to the terms of a consulting agreement by and between the Company and The QTX Group dated September 1, 2005. In consideration for their services, The QTX Group received $7,500 per month and reimbursement for all reasonable and necessary out-of-pocket expenses directly incurred by Mr. Hoffner during the term of his engagement with the Company. The parties terminated the consulting agreement with The QTX Group on January 1, 2006, the time Mr. Hoffner's appointment as President and Chief Executive Officer of the Company became effective. Consulting expenses associated with The QTX Group in the years ended December 31, 2005, 2004, and 2003 approximated $44,000, $10,000, and $0, respectively.

     On November 15, 2005, the Company announced the repurchase of 100,000 shares (or 2.67%) of its common stock in a private sale transaction for $975,000 (or $9.75 per share) from L. Jack Bradt, a member of the Company's Board of Directors. The Company's non-interested Audit Committee members and the Board of Directors approved the repurchase of Mr. Bradt's shares. The closing market price of the Company's common stock on November 14, 2005 was $10.09 per share.

                         ------------------------------

                             STOCK PERFORMANCE CHART


     The following graph illustrates the cumulative total stockholder return on the Company's common stock during the years ended December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001 with comparison to the cumulative total return on the AMEX Composite Index, and a Peer Group of Construction and Related Machinery Companies. This comparison assumes $100 was invested on December 31, 2000 in the Company's common stock and in each of the foregoing indexes and assumes reinvestment of dividends.








                                [GRAPHIC OMITTED]









                                    12/31/00  12/31/01  12/31/02  12/31/03  12/31/04   12/31/05
                                    --------  --------  --------  --------  --------   --------
Paragon Technologies, Inc.             100       109       106       121       124        124
(1) Peer Group                         100       103       106       120       151        250
AMEX Composite Index                   100       119       133       176       215        320

-----------------------------

(1) The self-constructed Peer Group of Construction and Related Machinery Companies includes: A.S.V., Inc., Bolt Technology Corporation, Columbus McKinnon Corporation, Industrial Rubber Products, Inc., Lufkin Industries, Inc., Quipp, Inc., and Tesco Corporation. The total returns of each member of the Peer Group were determined in accordance with Securities and Exchange Commission regulations; i.e., weighted according to each such issuer's stock market capitalization.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS


     Selection of the independent registered public accountants is made solely by the Audit Committee. KPMG LLP ("KPMG") served as the Company's independent registered public accountants for 2005 and 2004. A representative of KPMG is expected to be present at the Annual Meeting of Stockholders and will have an opportunity to respond to appropriate questions of stockholders and make a statement if desired to do so.

     Fees for all services provided by KPMG for the fiscal years ended December 31, 2005 and 2004 were as follows:

--------------------------------------------------------------------------------------------------
              Category of Services                       2005                         2004
--------------------------------------------------------------------------------------------------
Audit fees (1)                                        $ 142,400                      145,000
Audit-related fees (2)                                   23,000                       10,000
                                                  -------------------          -------------------
   Total audit and audit-related fees                   165,400                      155,000
Tax fees (3)                                             92,910                       63,100
All other fees (4)                                            -                            -
                                                  -------------------          -------------------
   Total fees                                         $ 230,310                      218,100
                                                  ===================          ===================
--------------------------------------------------------------------------------------------------

(1)  Audit Fees
     ----------
     This category includes fees for professional services rendered in connection with the audit of financial statements included in the Company's Form 10-K and review of financial statements included in the Company's Forms 10-Q and all other SEC regulatory filings.

(2)  Audit-Related Fees
     ------------------
     This category includes fees for services rendered in 2005 in connection with due diligence related to the sale of substantially all of the assets and liabilities of Ermanco, and in 2004 fees for services rendered in connection with an audit of the Company's 401(k) Retirement Savings Plan.

(3)  Tax Fees
     --------
     This category includes fees for services rendered in 2005 in connection with tax compliance and tax consultation totaling $52,460 related to the Company's annual federal and state tax returns and due diligence totaling $40,450 related to the sale of substantially all of the assets and liabilities of Ermanco, and in 2004 fees for services rendered in connection with tax compliance and tax consultation related to the Company's annual federal and state tax returns.

(4)  All Other Fees
     --------------
     No other fees were charged by KPMG to the Company in 2005 and 2004 other than those referenced above.

Fee Approval Policy
-------------------
     In accordance with the Company's Audit Committee Charter, the Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to the Company by its independent registered public accountants (subject to the de minimus exception for non-audit services contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended), all as required by applicable law or listing standards. The independent registered public accountants and the Company's management are required to periodically report to the Audit Committee the extent of services provided by the independent registered public accountants and the fees associated with these services. Specific services being provided by the Company's independent registered public accountants are regularly reviewed in accordance with the pre-approval policy. All services rendered by KPMG are permissible under applicable laws and regulations, and the Audit Committee pre-approved all audit, audit-related, and non-audit services performed by KPMG during 2005.

                         ------------------------------

                           2007 STOCKHOLDER PROPOSALS


     Appropriate stockholder proposals and nominations of directors which are intended to be presented at the 2007 Annual Stockholders' Meeting must be received by the Company no later than February 27, 2007, in order to be included in the 2007 proxy materials.

     With respect to stockholder proposals and nominations of directors not included in the Company's proxy statement, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Bylaws (the "Bylaw Deadline"). Under the Company's Bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive offices of the Company no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting. If the date of next year's Annual Meeting is earlier than July 2, 2007 or later than September 30, 2007, however, your written notice of intent must be delivered between the 120th day before next year's Annual Meeting and the later of the 90th day before next year's Annual Meeting, or the 10th day after the Company's first public announcement of next year's Annual Meeting date. The stockholder's notice must set forth the information required by the Bylaws.

     If the Board of Directors decides to propose, for next year's Annual Meeting, an increase in the number of directors, the advance notice requirements will differ from those described above solely with respect to nominations of individuals for the new position(s) created by the increase if we fail to make a timely public announcement of the proposal. The Company's public announcement must be made as described in the Company's Bylaws. To be considered timely, the Company's first public announcement of such a proposal must be made at least 70 days prior to the first anniversary of the preceding year's Annual Meeting. If the Company fails to meet the applicable deadline for making a timely public announcement and you would like to nominate individuals for the new position(s) created by the increase, you must deliver your written notice of intent by no later than the 10th day after the Company's first public announcement. Your written notice of intent may nominate individuals only for new position(s) created by the increase, and must contain the information required by the Bylaws.

     The Company may utilize discretionary authority conferred by proxy voting on any proposals not included in the Company's proxy if the stockholder does not give the Company notice of such matter by May 13, 2007. Proxy proposals are to be sent to the attention of Corporate Secretary, Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040.

                         ------------------------------

           SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who beneficially own more than 10% of the Company's common stock (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the Company's records and other information, the Company believes that in 2005 all of the Company's directors and executive officers met all applicable Section 16(a) filing requirements with the exception of one late report for Mr. Schweiger. Mr. Schweiger inadvertently did not report the sale of 10,700 shares on September 30, 2005 until a Form 5 filing made on December 14, 2005.

                         ------------------------------

                                  OTHER MATTERS


Expenses of Solicitation
------------------------

     The Company may pay brokers, nominees, fiduciaries, or other custodians for their reasonable expenses in sending proxy materials to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies primarily by mail, but directors, officers, and regular employees of the Company may also solicit in person, by telephone, telegraph, or telefax.


Code of Conduct
---------------

     The Company has a Code of Business Conduct and Ethics which can be viewed on the Company's website at www.ptgamex.com. The Company requires all employees, officers, and directors to adhere to this Code in addressing the legal and ethical issues encountered in conducting their work. The Code of Business Conduct and Ethics requires that the Company's employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the Company's best interests. The Company's Code of Business Conduct and Ethics is intended to comply with Item 406 of the SEC's Regulation S-K and the rules of the American Stock Exchange.

     The Code of Business Conduct and Ethics includes procedures for reporting violations of the Code, which are applicable to all employees. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Business Conduct and Ethics also includes these required procedures.


Other Items of Business
-----------------------

     As of the date of this Proxy Statement, management has no knowledge of any matters to be presented at the Annual Meeting of Stockholders other than those referred to above. If any other matters properly come before the Annual Meeting of Stockholders, the persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2005. REQUESTS SHOULD BE DIRECTED TO THE CORPORATE SECRETARY, PARAGON TECHNOLOGIES, INC., 600 KUEBLER ROAD, EASTON, PA 18040.

                         ------------------------------

                                                                      Appendix A
                                                                      ----------


                           PARAGON TECHNOLOGIES, INC.
                               BOARD OF DIRECTORS

                         COMPENSATION COMMITTEE CHARTER


I.       PURPOSE

         The primary function of the Compensation Committee is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities with respect to all types of compensation of the directors, officers, and employees of the Corporation.

         The Compensation Committee's compensation policies with respect to the Corporation's executive officers are based on the principles that compensation should, to a significant extent, be reflective of the financial performance of the Corporation, align the interests of the Corporation's management with the interests of its stockholders, and that a portion of executive officers' compensation should provide long-term incentives. The Compensation Committee seeks to have executive compensation set at levels that are sufficiently competitive so that the Corporation may attract, retain, and motivate high quality executives to contribute to the Corporation's success. In assessing overall compensation for executive officers, the Compensation Committee considers the Corporation's performance and industry position, general industry data, and the recommendations of third-party consultants.


II.      COMPOSITION

         The Compensation Committee consists of two or more independent members of the Board of Directors. Every member of the Compensation Committee shall be an "outside director" as such term is used in U.S. Internal Revenue Regulation 1.162-27 (e), as modified or supplemented from time to time; provided, that one (but no more than one) member of the Compensation Committee may be a non-independent director, provided that the Board determines the appointment of such non-independent director to the Compensation Committee is in the best interests of the Corporation and its stockholders, and the Board discloses the reasons for that determination in the Corporation's next annual proxy statement.

         The members of the Compensation Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Compensation Committee is elected by the full Board, the members of the Compensation Committee may designate a Chairman of the Compensation Committee by majority vote of the full Compensation Committee Membership.


III.     MEETINGS

         The Compensation Committee shall meet at least two times annually, or more frequently as circumstances dictate. A majority of the members of the Compensation Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Compensation Committee should be recorded by the Secretary to the Compensation Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Compensation Committee.

The Compensation Committee may also act by unanimous written consent without a meeting. The Compensation Committee should meet at least annually with the President and Chief Executive Officer of the Corporation.


IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Compensation Committee shall:

         A. coordinate the Board's role in establishing performance criteria for the President and Chief Executive Officer and evaluate his performance annually;

         B. review and recommend to the Board the annual salary, bonus, equity awards, stock options, and other benefits, direct and indirect, of the Corporation's President and Chief Executive Officer;

         C. review the salaries, bonuses, and benefits of the Corporation's executives, as established by the President and Chief Executive Officer, and, upon the recommendation of the President and Chief Executive Officer and taking into consideration such other factors as the Committee believes appropriate, recommend to the Board equity awards, stock options, and other incentive compensation for Corporation employees;

         D. review and recommend to the Board the terms of any employment agreement executed by the Corporation with an executive officer of the Corporation;

         E. review and recommend to the Board new executive compensation programs; review annually the operation of the Corporation's executive compensation programs to determine whether they are properly coordinated and achieving their intended purpose(s); establish and periodically review policies for the administration of executive compensation programs; and take steps to ensure that the Corporation's executive compensation programs comport with the Compensation Committee's compensation philosophy stated above;

         F. assess succession planning for the Corporation's President and Chief Executive Officer; and

         G. review and recommend to the Board the appropriate structure and amount of compensation for the members of the Board.


V.       REPORTING RESPONSIBILITY

         The minutes of the Compensation Committee reflecting, among other things, all actions taken by the Compensation Committee, shall be distributed to the Board at the next Board meeting following the meeting of the Compensation Committee that is the subject of such minutes.

         In addition, matters within the responsibility of the Compensation Committee may be discussed by the full Board from time to time during the course of the year.

                                                                      Appendix B
                                                                      ----------


                           PARAGON TECHNOLOGIES, INC.
                               BOARD OF DIRECTORS

                          NOMINATING COMMITTEE CHARTER


I.       ORGANIZATION

         Membership
         ----------

         The Nominating Committee shall consist of two or more independent directors, in accordance with Securities and Exchange Commission ("SEC") and American Stock Exchange ("AMEX") rules. In addition to the independent directors, if the Nominating Committee consists of three or more directors, at least two of whom are independent, the Nominating Committee may include one member who is not independent pursuant to AMEX rules.

         Membership on the Nominating Committee shall be determined annually by the Board upon the recommendation of the Nominating Committee. Unless a Chairman of the Nominating Committee is elected by the full Board, the members of the Nominating Committee may designate a Chairman of the Nominating Committee by majority vote of the full Nominating Committee Membership. A Secretary of the Nominating Committee shall be selected by the Chairman of the Nominating Committee. Should any member of the Nominating Committee cease to be independent, such member shall immediately resign his or her membership on the Nominating Committee. The Board of Directors may remove a member of the Nominating Committee. In case of a vacancy on the Nominating Committee, the Board may appoint an independent director to fill the vacancy for the remainder of the term.

         Meetings
         --------

         The Nominating Committee shall meet at least once each year. Additional meetings may be scheduled as needed and may be called by the Chairman of the Nominating Committee. A majority of the members of the Nominating Committee shall constitute a quorum for the transaction of business. Minutes shall be recorded by the Secretary to the Nominating Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Nominating Committee. The Nominating Committee may also act by unanimous written consent without a meeting.


II.      BASIC FUNCTION AND PURPOSE

         The Nominating Committee shall recommend the nomination of Company directors to be nominated by the Board of Directors for election by the stockholders. In the case of vacancies to the Board, the Nominating Committee shall recommend the nomination of directors to be elected by the Board.


III.     RESPONSIBILITIES

         The Nominating Committee, in consultation with the Chairman of the Board and the Chief Executive Officer, shall:

          1. Review and make recommendations on the range of skills and expertise which should be represented on the Board, and the eligibility criteria for individual Board and committee membership. In the case of potential independent director candidates, such eligibility criteria shall be in accordance with SEC and AMEX rules.

          2. Review and recommend to the Board the appropriate structure of the Board.

          3. Identify and recommend potential candidates for election or re-election to the Board.

          4. Develop policies and procedures for consideration of Board nominees recommended by stockholders.

          5. Have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm, fees, and other retention terms.

          6. Review and recommend to the Board the appropriate structure of Board committees, recommend committee assignments, and the position of chairman of each committee. Review and make recommendations to the Board on the Company's efforts to promote diversity among directors.

          7. Have authority to delegate any of its responsibilities to subcommittees or individuals as the Nominating Committee deems appropriate.

          8. Have authority to obtain advice and assistance from internal and external legal, accounting, or other advisors.

          9. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

          10.     Annually evaluate its own performance.

         The Nominating Committee's authority and responsibilities shall not deprive the right to determine nominations where that right legally belongs to a third party.


IV.      REPORTING RESPONSIBILITY

         All action taken by the Nominating Committee shall be reported to the Board at the next Board meeting following such action.

         In addition, nomination matters may be discussed in executive session with the full Board during the course of the year.

                                                                      Appendix C
                                                                      ----------


                           PARAGON TECHNOLOGIES, INC.
                               BOARD OF DIRECTORS

                             AUDIT COMMITTEE CHARTER


I.       PURPOSE

                  The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: 1) the financial reports and other financial information provided by the Corporation to any governmental body or the public; 2) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and 3) the Corporation's accounting, financial and business reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         A. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

         B. Review and appraise the audit efforts of the Corporation's independent auditors.

         C. Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

                  The Audit Committee does not plan or conduct audits, nor does it determine that the Corporation's financial statements and disclosures are complete, accurate and in accordance with U.S. generally accepted accounting principles and applicable rules and regulations. These functions are the responsibility of Corporation management and the independent auditor.

                  The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.      COMPOSITION

                  The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall (i) be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee,
(ii) meet the independence requirements of Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulation of the Commission, (iii) meet the independence and financial literacy requirements of the listing standards of the American Stock Exchange, as modified or supplemented from time to time. If a member of the Audit Committee ceases to be independent in accordance with the requirements of the Exchange Act and the corresponding provisions of the listing standards of the American Stock Exchange for reasons outside the member's reasonable control, that person, with prompt notice to the Exchange, may remain an audit committee member in accordance with the listing standards of the American Stock Exchange. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including balance sheets, income statements, and cash flow statements, and at least one member of the Audit Committee shall be financially sophisticated as defined in the listing standards of the American Stock Exchange. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

                  The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Audit Committee is elected by the full Board, the members of the Audit Committee may designate a Chairman of the Audit Committee by majority vote of the full Committee Membership.


III.     MEETINGS

                  The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Audit Committee should be recorded by the Secretary to the Audit Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Audit Committee. The Audit Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairman, or his designee, should meet with the independent auditors and management quarterly to review the Corporation's financials consistent with IV.4. below. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.


IV.      RESPONSIBILITIES AND DUTIES

                  To fulfill its responsibilities and duties, the Audit Committee shall:

         Documents/Reports Review
         ------------------------

                   1. Review and update this Charter periodically, at least annually, as conditions dictate.

                   2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

                   3. Review with financial management and the independent auditors the Form 10-Q and Form 10-K prior to its filing or prior to the release of earnings. The Chairman of the Audit Committee, or his designee, may represent the entire Audit Committee for purposes of this review.

                   4. Discuss with management the Corporation's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

                   5. Review disclosures made to the Audit Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

         Independent Auditors
         --------------------

                   6. The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

                   7. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

                   8. Review and discuss reports from the independent auditors on:

                             a. All critical accounting policies and practices
to be used.

                             b. All alternative treatments of financial
information within U.S. generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

                             c. Other material written communications between
the independent auditor and management, such as any management letter or schedule of unadjusted differences.

                   9. Review the independence, performance, and qualifications of the independent auditors at least annually. As part of such review, the Audit Committee shall obtain and review a report from the independent auditors at least annually regarding:

                             a. the independent auditors' internal
quality-control procedures,

                             b. any material issues raised by the most recent
internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and

                             c. any steps taken to deal with any such issues.

                   10. Require the independent auditors to submit annually to the Audit Committee a formal written statement, delineating all relationships between the independent auditors and the Corporation in accordance with Independence Standards Board (ISB) Standard No. 1. Actively engage in a dialogue with the independent auditors about any relationships or services that could impact their objectivity and independence. Take appropriate action in response to the independent auditors' report regarding their independence.

                   11. Periodically consult with the independent auditors, out of the presence of management, about internal controls and the fullness and accuracy of the Corporation's financial statements.

                   12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

                   13. Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

         Financial Reporting Processes
         -----------------------------

                   14. In consultation with the independent auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

                   15. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

                   16. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

         Process Improvement and Business Controls
         -----------------------------------------

                   17. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

                   18. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

                   19. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

                   20. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

                   21. Establish regular and separate systems of reporting to the Audit Committee by management regarding controls and operations of the Corporation's business units with particular emphasis on risk and profitability.

                   22. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         Ethical and Legal Compliance
         ----------------------------

                   23. Establish, review, and update periodically a Code of Business Conduct and Ethics, and ensure that management has established a system to enforce this Code.

                   24. Review management's monitoring of the Corporation's compliance with the Corporation's Code of Business Conduct and Ethics, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

                   25. Review with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

                   26. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

                   27. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                   28. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting, or other advisors. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

                   29. Review and approve any transactions between the Corporation and its officers, directors, or 5% stockholders which would be reportable in the Corporation's proxy statement.


V.       REPORTING RESPONSIBILITY

                   The minutes of the Audit Committee reflecting, among other things, all actions taken by the Audit Committee, shall be distributed to the Board at the next Board meeting following the meeting of the Audit Committee that is the subject of such minutes.

                   The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

                   In addition, matters within the responsibility of the Audit Committee may be discussed by the full Board from time to time during the course of the year.

                                            ANNUAL MEETING OF STOCKHOLDERS OF

                                               PARAGON TECHNOLOGIES, INC.

                                                     August 1, 2006







                                               Please date, sign and mail
                                                 your proxy card in the
                                                envelope provided as soon
                                                      as possible.


                           Please detach along perforated line and mail in the envelope provided.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
------------------------------------------------------------------------------------------------------------------------------------
1.  ELECTION OF DIRECTORS                                                       2.  In their discretion, the Proxies are authorized
                                                                                to vote upon such other matters as may properly
                                  NOMINEES:                                     come before the meeting or at any adjournments
    /__/ FOR ALL NOMINEES         /__/  L. Jack Bradt                           thereof.
                                  /__/  Joel L. Hoffner
                                  /__/  Theodore W. Myers                       PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD
    /__/ WITHHOLD AUTHORITY       /__/  Anthony W. Schweiger                    PROMPTLY USING THE ENCLOSED ENVELOPE.
         FOR ALL NOMINEES         /__/  Leonard S. Yurkovic


    /__/ FOR ALL EXCEPT
         (See instructions below)




     INSTRUCTION: To withhold authority to vote for any individual nominee(s),
     -----------  mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here: / X /
                                                               ---
      -------------------------------------------------------------------------



                                                                                MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. /_/
     -------------------------------------------------------------------------
     To change the address on your account, please check the box at right and indicate your new address in the address space above.
     Please note that changes to the registered name(s) on the account
     may not be submitted via this method.                                /__/
     -------------------------------------------------------------------------

                         ----------------           ----------                              ----------------           ----------
Signature of Stockholder                      Date:                Signature of Stockholder                      Date:
                         ----------------           ----------                              ----------------           ----------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
      When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.
      If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                           PARAGON TECHNOLOGIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Theodore W. Myers and Ronald J. Semanick, or either of them acting in the absence of the other, as proxy holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Paragon Technologies, Inc., held of record by the undersigned on June 12, 2006, at the Annual Meeting of Stockholders to be held on August 1, 2006, at 9:30 a.m., local time, or at any adjournments thereof.

         This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. This proxy may be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof. The Board of Directors does not presently know of any other matters to be presented at the Annual Meeting of Stockholders.

         Please vote and sign on the other side. No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.

                (Continued and to be signed on the reverse side)